MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND




FUND LOGO




Annual Report

July 31, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999




TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.



Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999



Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review
The Fund started the fiscal year ended July 31, 1999 fully invested based on our expectations for steady economic growth and low inflation. This scenario characterized the first six months of the fiscal year. Therefore, we held a neutral-to-aggressive investment posture for much of this period. We maintained the Fund's fully invested position and structured the portfolio in an effort to participate in any bond market rally, thus enhancing the total return to shareholders. In addition, we carefully monitored our call protection in order to seek to achieve ample tax-exempt income for our shareholders for many years to come.

During the second half of the fiscal year, the combination of strong growth and accelerating inflationary concerns caused the Federal Reserve Board to raise short-term interest rates by 25 basis points. Over the last few months of the fiscal year, we realized that both growth and inflationary fears could negatively impact the bond market. Therefore, we shifted our portfolio strategy. We adopted a defensive position by reducing our exposure to the bond market and by maintaining a cash reserve position of about 10%--15% of net assets.

Looking ahead, we are seeking an opportune time to reenter the bond market. Since long-term Treasury yields are now over 6% and long-term municipal bonds are trading at approximately 95% of Treasury issues (as compared to the historic average of between 85%--90%), we are considering this opportunity to reinvest the Fund's cash reserves at significantly higher yields than just a few months earlier.

During the fiscal year ended July 31, 1999, our investment strategies benefited the Fund's performance as the Fund had total returns of +1.83%, +1.31%, +1.21% and +1.73% for Class A, Class B,
Class C and Class D Shares, respectively. (Complete performance information can be found on pages 3-5 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



September 13, 1999




Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                                           Standardized
                                                               12 Month       3 Month    Since Inception   30-Day Yield
                                                             Total Return   Total Return   Total Return   As of 7/31/99
ML New Mexico Municipal Bond Fund Class A Shares                 +1.83%         -1.57%        +39.16%          2.95%
ML New Mexico Municipal Bond Fund Class B Shares                 +1.31          -1.69         +35.51           2.56
ML New Mexico Municipal Bond Fund Class C Shares                 +1.21          -1.71         +33.05           2.46
ML New Mexico Municipal Bond Fund Class D Shares                 +1.73          -1.59         +36.41           2.85


*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 5/06/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                        5/06/94**          7/99

ML New Mexico Municipal Bond Fund++--
Class A Shares*                         $ 9,600           $13,359
ML New Mexico Municipal Bond Fund++--
Class B Shares*                         $10,000           $13,551
Lehman Brothers Municipal Bond
Index++++                               $10,000           $14,113



A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                        10/21/94**         7/99

ML New Mexico Municipal Bond Fund++--
Class C Shares*                         $10,000           $13,305
ML New Mexico Municipal Bond Fund++--
Class D Shares*                         $ 9,600           $13,096
Lehman Brothers Municipal Bond
Index++++                               $10,000           $14,235

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML New Mexico Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 4/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999



PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +1.91%         -2.17%
Five Years Ended 6/30/99                   +6.34          +5.48
Inception (5/06/94)
through 6/30/99                            +6.58          +5.74

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +1.39%         -2.38%
Five Years Ended 6/30/99                   +5.82          +5.82
Inception (5/06/94)
through 6/30/99                            +6.05          +6.05

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +1.19%         +0.25%
Inception (10/21/94)
through 6/30/99                            +6.22          +6.22

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +1.81%         -2.26%
Inception (10/21/94)
through 6/30/99                            +6.80          +5.88

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
UPDATES     Unit Priced Demand Adjustable Tax-Exempt
            Securities
VRDN        Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

New Mexico--93.1%
AAA     Aaa     $1,000  Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60% due
                        7/01/2016 (a)(g)                                                                         $ 1,066

AA      Aa3        500  Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series A, 5.75% due
                        4/01/2006 (e)                                                                                532

NR*     A          500  Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                          529

NR*     Aaa        500  Dona Ana, County, New Mexico, Gross Receipt Tax Revenue Refunding and Improvement
                        Bonds, 5.50% due 6/01/2016 (a)                                                               513

A1+     NR*        500  Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc. Project), VRDN, 3.10%
                        due 2/01/2003 (f)                                                                            500

A1+     P1         500  Hurley, New Mexico, PCR (Kennecott Santa Fe), UPDATES, 3.40% due 12/01/2015 (f)              500

AAA     Aaa        500  Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds (Evangelical
                        Lutheran Project), 6.45% due 12/01/2017 (d)                                                  536

AAA     Aaa        500  Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds, Series A,
                        6% due 7/01/2015 (d)                                                                         529

AAA     Aaa        250  New Mexico Finance Authority Revenue Bonds (Federal Highway Grant Anticipation),
                        Series A, 5.25% due 9/01/2014 (a)                                                            249

                        New Mexico Mortgage Finance Authority Revenue Bonds, S/F Mortgage Program, AMT (c):
AAA     NR*        895    Series A, 6.65% due 7/01/2026                                                              941
AAA     NR*        975    Series H, 6.60% due 7/01/2015                                                            1,025

                        New Mexico Mortgage Finance Authority, Revenue Refunding Bonds (Mortgage-Backed
                        Securities):
NR*     Aaa        750    Series A, 6.875% due 1/01/2025 (b)                                                         839
AAA     NR*        500    Series F, 7% due 1/01/2026 (c)                                                             559

AA      A1         500  New Mexico State University, Revenue Refunding and Improvement Bonds, 5.75% due
                        4/01/2016                                                                                    511

                        Santa Fe, New Mexico, Educational Facilities Revenue Bonds:
BBB-    NR*        350    (College of Santa Fe Project), Series A, 5.50% due 10/01/2028                              329
BBB-    NR*        500    Refunding (Saint John's College Project), 5.50% due 3/01/2024                              472

AA      A1         500  University of New Mexico, University Revenue Refunding Bonds, Series B, 5.75% due
                        6/01/2022                                                                                    509


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Puerto Rico--6.0%
A1+     VMIG1++ $  100  Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                        Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(f)                              $   100

BBB+    Baa1       500  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375% due
                        7/01/2004 (e)                                                                                554


Total Investments (Cost--$10,287)--99.1%                                                                          10,793

Variation Margin on Financial Futures Contracts**--0.0%                                                                3

Other Assets Less Liabilities--0.9%                                                                                   98
                                                                                                                 -------
Net Assets--100.0%                                                                                               $10,894
                                                                                                                 =======


(a)AMBAC Insured.
(b)FHA Insured.
(c)FNMA/GNMA Collateralized.
(d)FSA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(g)All or a portion of security held as collateral in connection with open financial futures contracts.
  *Not Rated.
 **Financial futures contracts sold as of July 31, 1999 were as follows:

                                                  (in Thousands)

                                                         Value
Number of                             Expiration        (Notes
Contracts          Issue                 Date           1a & 1b)

   10       US Treasury Bonds       September 1999       $1,150

Total Financial Futures Contracts Sold
(Total Contract Price--$1,142)                           $1,150
                                                         ======

 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999
Assets:             Investments, at value (identified cost--$10,286,933) (Note 1a)                          $ 10,793,140
                    Cash                                                                                          44,655
                    Receivables:
                      Interest                                                             $    100,573
                      Variation margin (Note 1b)                                                  3,437          104,010
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          10,917
                                                                                                            ------------
                    Total assets                                                                              10,952,722
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                         5,602
                      Distributor (Note 2)                                                        3,018
                      Beneficial interest redeemed                                                2,606
                      Investment adviser (Note 2)                                                 1,468           12,694
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        46,141
                                                                                                            ------------
                    Total liabilities                                                                             58,835
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 10,893,887
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                       $     32,691
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                             56,236
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                              6,749
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                             13,131
                    Paid-in capital in excess of par                                                          10,344,969
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1f)                                                                   (58,283)
                    Unrealized appreciation on investments--net                                                  498,394
                                                                                                            ------------
                    Net assets                                                                              $ 10,893,887
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $3,272,727 and 326,908 shares of
                    beneficial interest outstanding                                                         $      10.01
                                                                                                            ============
                    Class B--Based on net assets of $5,630,585 and 562,358 shares of
                    beneficial interest outstanding                                                         $      10.01
                                                                                                            ============
                    Class C--Based on net assets of $676,064 and 67,489 shares of
                    beneficial interest outstanding                                                         $      10.02
                                                                                                            ============
                    Class D--Based on net assets of $1,314,511 and 131,308 shares of
                    beneficial interest outstanding                                                         $      10.01
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $    717,454
(Note 1d):

Expenses:           Professional fees                                                     $      75,174
                    Investment advisory fees (Note 2)                                            71,016
                    Accounting services (Note 2)                                                 57,688
                    Account maintenance and distribution fees--Class B (Note 2)                  34,484
                    Printing and shareholder reports                                             30,768
                    Amortization of organization expenses (Note 1e)                               8,814
                    Registration fees (Note 1e)                                                   6,930
                    Account maintenance and distribution fees--Class C (Note 2)                   4,491
                    Transfer agent fees--Class B (Note 2)                                         3,750
                    Pricing fees                                                                  3,534
                    Custodian fees                                                                2,228
                    Transfer agent fees--Class A (Note 2)                                         1,657
                    Account maintenance fees--Class D (Note 2)                                    1,607
                    Trustees' fees and expenses                                                     802
                    Transfer agent fees--Class D (Note 2)                                           724
                    Transfer agent fees--Class C (Note 2)                                           422
                    Other                                                                           729
                                                                                           ------------
                    Total expenses before reimbursement                                         304,818
                    Reimbursement of expenses (Note 2)                                          (51,648)
                                                                                           ------------
                    Total expenses after reimbursement                                                           253,170
                                                                                                            ------------
                    Investment income--net                                                                       464,284
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            173,918
Unrealized          Change in unrealized appreciation on investments--net                                       (407,062)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    231,140
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1999              1998
Operations:         Investment income--net                                                 $    464,284     $    660,736
                    Realized gain on investments--net                                           173,918          518,170
                    Change in unrealized appreciation on investments--net                      (407,062)        (367,637)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        231,140          811,269
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (143,113)        (175,945)
Shareholders          Class B                                                                  (235,059)        (346,758)
(Note 1f):            Class C                                                                   (24,708)         (36,414)
                      Class D                                                                   (61,404)        (101,619)
                    Realized gain on investments--net:
                      Class A                                                                  (115,401)        (126,513)
                      Class B                                                                  (218,999)        (258,634)
                      Class C                                                                   (20,965)         (35,045)
                      Class D                                                                   (52,202)         (81,643)
                    In excess of realized gain on investments--net:
                      Class A                                                                   (16,503)              --
                      Class B                                                                   (31,317)              --
                      Class C                                                                    (2,998)              --
                      Class D                                                                    (7,465)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (930,134)      (1,162,571)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (2,197,450)      (5,204,291)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (2,896,444)      (5,555,593)
                    Beginning of year                                                        13,790,331       19,345,924
                                                                                           ------------     ------------
                    End of year                                                            $ 10,893,887     $ 13,790,331
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class A
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of year                $  10.58   $  10.82  $  10.36  $  10.29   $  10.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .40        .47       .53       .56        .60
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .10       .46       .10        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .19        .57       .99       .66        .66
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.40)      (.47)     (.53)     (.56)      (.60)
                      Realized gain on investments--net                   (.32)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.04)        --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.76)      (.81)     (.53)     (.59)      (.61)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.01   $  10.58  $  10.82  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total               Based on net asset value per share                   1.83%      5.52%     9.86%     6.53%      6.65%
Investment                                                            ========   ========  ========  ========   ========
Return:*

Ratios to Average   Expenses, net of reimbursement                       1.64%      1.23%      .79%      .49%       .07%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.04%      1.63%     1.33%     1.42%      1.65%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.91%      4.41%     5.08%     5.33%      5.92%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  3,273   $  3,873  $  3,862  $  5,287   $  7,715
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.75%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class B
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997       1996      1995
Per Share           Net asset value, beginning of year                $  10.58   $  10.82  $  10.36  $  10.29   $  10.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .35        .42       .48       .50        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .10       .46       .10        .06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .14        .52       .94       .60        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.35)      (.42)     (.48)     (.50)      (.54)
                      Realized gain on investments--net                   (.32)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.04)        --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.71)      (.76)     (.48)     (.53)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.01   $  10.58  $  10.82  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total               Based on net asset value per share                   1.31%      4.99%     9.30%     5.98%      6.11%
Investment                                                            ========   ========  ========  ========   ========
Return:*

Ratios to Average   Expenses, net of reimbursement                       2.15%      1.71%     1.30%     1.01%       .59%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.55%      2.12%     1.84%     1.92%      2.16%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.41%      3.93%     4.57%     4.81%      5.40%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  5,631    $ 7,422  $ 11,703  $ 13,964   $ 12,104
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.75%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                             For the Year Ended July 31,        July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998     1997       1996       1995
Per Share           Net asset value, beginning of period              $  10.59   $  10.83  $  10.36  $  10.30   $   9.89
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .34        .41       .47       .49        .40
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .10       .47       .09        .42
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .13        .51       .94       .58        .82
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.34)      (.41)     (.47)     (.49)      (.40)
                      Realized gain on investments--net                   (.32)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.04)        --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.70)      (.75)     (.47)     (.52)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.02   $  10.59  $  10.83  $  10.36   $  10.30
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.21%      4.88%     9.29%     5.76%      8.44%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.25%      1.82%     1.42%     1.15%       .80%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.65%      2.22%     1.95%     2.03%      2.27%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.30%      3.81%     4.45%     4.67%      5.20%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    676   $    800  $  1,082  $    712   $    164
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.75%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.58   $  10.82  $  10.36  $  10.29   $   9.89
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .39        .46       .52       .55        .46
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .10       .46       .10        .41
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .18        .56       .98       .65        .87
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.39)      (.46)     (.52)     (.55)      (.46)
                      Realized gain on investments--net                   (.32)      (.34)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.04)        --        --      (.03)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.75)      (.80)     (.52)     (.58)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.01   $  10.58  $  10.82  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.73%      5.42%     9.75%     6.42%      8.91%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.74%      1.31%      .90%      .61%       .23%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.14%      1.71%     1.44%     1.51%      1.74%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.82%      4.32%     4.97%     5.21%      5.80%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,314   $  1,695  $  2,699  $  2,110   $  1,569
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.75%     50.91%    40.53%    63.02%     28.16%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 1999, FAM earned fees of $71,016, of which $51,648 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               .25%           .25%
Class C                               .25%           .35%
Class D                               .10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD         MLPF&S

Class A                                  $129         $1,393
Class D                                  $ 29         $  375


For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $17,154 and $750 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc., a wholly-owned subsidiary of ML &
Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $3,714,328 and $6,420,507, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

                                                  Unrealized
                                     Realized       Gains
                                      Gains        (Losses)

Long-term investments              $  173,918     $  506,207
Financial futures                          --         (7,813)
                                   ----------     ----------
Total                              $  173,918     $  498,394
                                   ==========     ==========


As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $506,207, of which $558,942 was related to appreciation securities and $52,735 was related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $10,286,933.


Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,197,450 and $5,204,291 for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            84,428    $   875,454
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,406        159,128
                                   ----------    -----------
Total issued                           99,834      1,034,582
Shares redeemed                      (138,880)    (1,433,734)
                                   ----------    -----------
Net decrease                          (39,046)   $  (399,152)
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            84,935    $   904,945
Shares issued to shareholders
in reinvestment of dividends
and distributions                      14,038        148,768
                                   ----------    -----------
Total issued                           98,973      1,053,713
Shares redeemed                       (89,885)      (955,239)
                                   ----------    -----------
Net increase                            9,088    $    98,474
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            73,370    $   776,681
Shares issued to shareholders
in reinvestment of dividends
and distributions                      23,601        244,049
                                   ----------    -----------
Total issued                           96,971      1,020,730
Automatic conversion of shares         (1,316)       (13,303)
Shares redeemed                      (234,511)    (2,424,297)
                                   ----------    -----------
Net decrease                         (138,856)   $(1,416,870)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            73,887    $   786,905
Shares issued to shareholders
in reinvestment of dividends
anddistributions                       27,170        288,281
                                   ----------    -----------
Total issued                          101,057      1,075,186
Automatic conversion of shares         (1,979)       (21,160)
Shares redeemed                      (479,244)    (5,158,099)
                                   ----------    -----------
Net decrease                         (380,166)   $(4,104,073)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            13,414    $   142,253
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,366         34,791
                                   ----------    -----------
Total issued                           16,780        177,044
Shares redeemed                       (24,799)      (263,750)
                                   ----------    -----------
Net decrease                           (8,019)   $   (86,706)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            18,013    $   191,561
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,392         46,556
                                   ----------    -----------
Total issued                           22,405        238,117
Shares redeemed                       (46,780)      (495,353)
                                   ----------    -----------
Net decrease                          (24,375)   $  (257,236)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            10,590    $   112,489
Automatic conversion of shares          1,316         13,303
Shares issued to shareholders
in reinvestment of dividends
and distributions                       9,795        101,321
                                   ----------    -----------
Total issued                           21,701        227,113
Shares redeemed                       (50,583)      (521,835)
                                   ----------    -----------
Net decrease                          (28,882)   $  (294,722)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                             6,214    $    66,341
Automatic conversion of shares          1,981         21,160
Shares issued to shareholders
in reinvestment of dividends
and distributions                      12,448        131,913
                                   ----------    -----------
Total issued                           20,643        219,414
Shares redeemed                      (109,910)    (1,160,870)
                                   ----------    -----------
Net decrease                          (89,267)   $  (941,456)
                                   ==========    ===========



Merrill Lynch New Mexico Municipal Bond Fund

July 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New Mexico Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 13, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Mexico Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the dividends and distributions paid by the Fund during the year:

                                               Long-Term
 Record        Payable          Ordinary        Capital
  Date           Date            Income          Gains*

12/21/98        12/31/98        $.038000       $.325272

[FN]
*The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


Merrill Lynch New Mexico Municipal Bond Fund
July 31, 1999


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863